BRAZOS MUTUAL FUNDS

Supplement to the Statement of Additional Information dated March 29, 2000


       On October 20, 2000, the Board of Trustees of Brazos Mutual Funds adopted a resolution to change the names of the following Portfolios:
  the Brazos Micro Cap Growth Portfolio to Brazos Micro Cap Portfolio, the Brazos Small Cap Growth Portfolio to Brazos Small Cap Portfolio, the Brazos Mid Cap Growth Portfolio to Brazos Mid Cap Portfolio and the Brazos Multi Cap Growth Portfolio to Brazos Multi Cap Portfolio.
  The name changes became effective on January 1, 2001. Accordingly, all references to "Brazos Micro Cap Growth Portfolio," "Brazos Small
  Cap Growth Portfolio," "Brazos Mid Cap Growth Portfolio" and "Brazos
  Multi Cap Growth Portfolio" in the Prospectus should be replaced with "Brazos Micro Cap Portfolio," "Brazos Small Cap Portfolio,"
  "Brazos Mid Cap Portfolio" and "Brazos Multi Cap Portfolio," respectively.

       In addition, the fifth paragraph on page B-34 is replaced with the following:

       As compensation for services rendered by the Adviser under the Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

  Micro Cap Portfolio. . . . . . . . . . . . . 1.20%
  Small Cap Portfolio. . . . . . . . . . . . . 0.90%
  Mid Cap Portfolio. . . . . . . . . . . . . . 0.75%
  Multi Cap Portfolio. . . . . . . . . . . . . 0.75%
  Real Estate Securities Portfolio . . . . . . 0.90%




  Dated:  January 1, 2001